EXHIBIT 99.2

The following is the transcript of a video of the Registrant’s Chief Financial Officer discussing the results of operations for the Registrant’s fiscal fourth quarter and fiscal year ended July 31, 2010.

Hello, I am Frank Calderoni, Cisco’s Chief Financial Officer.

Today, we announced strong results for the fourth quarter of our fiscal year 2010, as well as our full fiscal year results.

Let me start with our quarterly results, where we delivered $10.8 billion in net sales this quarter representing 27% year over year growth, at the high end of our guidance of 25-28%.

We had revenue growth across all geographic and customer segments.

On a GAAP basis, net income was $1.9 billion or $0.33 per share.

And on a non-GAAP basis, net income was $2.5 billion and earnings of $0.43 per share.

Our non-GAAP net income and earnings per share grew approximately 36% and 39% year over year, respectively.

For the full fiscal year, we delivered a record $40 billion in revenue. This is an increase of approximately 11% growth over fiscal year 2009.

On a GAAP basis, net income for the fiscal year 2010 was $7.8 billion or $1.33 per share.

On a non-GAAP basis, net income was $9.4 billion with earnings of $1.61 per share.

Non-GAAP net income and earnings per share grew approximately 19% year over year.

We are pleased with our extremely strong financial model and the profitability we continue to return to our investors as driven by strength across our entire portfolio. During fiscal year 2010, we grew non-GAAP operating and net income faster than revenue, even with increased investment and an expanding innovation portfolio of products and services.

The quality of our earnings is exceptional as demonstrated by the strong operating cash flow generated during the quarter of $3.2 billion and almost $40 billion in cash and investments. We believe our performance this quarter and throughout the fiscal year reinforces that our investments in the business, combined with relentless focus on innovation and productivity will position us for growth and leadership in the market.

Please view additional financial details on our fourth quarter and fiscal year results on our investor page on Cisco.com.

Thank you.

August 11, 2010 Q4 Fiscal Year 2010 Frank Calderoni, Executive Vice President and Chief Financial Officer

GAAP RECONCILIATION
GAAP RECONCILIATION
During this presentation references to financial measures of
Cisco will include references to non-GAAP financial
measures. Cisco provides a reconciliation between GAAP
and non-GAAP at http://investor.cisco.com
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains projections and other forward-
looking statements regarding future events or the future
financial performance of Cisco, including future operating
results. These projections and statements are only
predictions. Actual events or results may differ materially from those in the projections or other forward-looking statements.
Please see Cisco’s filings with the SEC, including its most
recent filings on Form 10-K and Form 10-Q, for a discussion
of important risk factors that could cause actual events or
results to differ materially from those in the projections or other forward-looking statements.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME

(In millions, except per-share amounts)

	Three Months Ended		Twelve Months Ended	
	July 31, 2010	July 25, 2009	July 31, 2010	July 25, 2009
GAAP Net Income	**$ 1,935**	**$ 1,081**	**$ 7,767**	**$ 6,134**
Share-based compensation expense	391	330	1,517	1,231
Payroll tax on stock option exercises	-	-	-	1
In-process research and development	-	60	-	63
Amortization of acquisition-related intangible assets	224	203	746	723
Other acquisition-related costs	41	35	169	292
Significant asset impairments and restructurings	120	138	120	138
Total adjustment to GAAP income before provision for income taxes	776	766	2,552	2,448
Income tax effect	(204)	(182)	(723)	(694)
Effect of retroactive tax legislation	-	-	-	(106)
Transfer pricing adjustment related to share-based compensation	-	174	(158)	174
Total adjustments to GAAP provision for income taxes	(204)	(8)	(881)	(626)
Non-GAAP Net Income	**$ 2,507**	**$ 1,839**	**$ 9,438**	**$ 7,956**

3 RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (In millions, except per-share amounts)

(*)
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME
(In millions, except per-share amounts)
Diluted net income per share
GAAP
0.33 $         0.19 $          1.33 $         1.05 $
Non-GAAP
0.43 $         0.31 $          1.61 $         1.35 $
5,795 5,813 5,848 5,857
Effect of share-based compensation * 27 * 19
5,795 5,840 5,848 5,876
*
Effective from the second quarter and for the related year-to-date periods of fiscal 2010, Cisco no longer uses non-GAAP shares in the calculation of non-GAAP net income per share.
Shares used in diluted net income per share calculation - GAAP
Shares used in diluted net income per share calculation - Non-GAAP

This video may be deemed to contain forward-looking
statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements include, among other things,
statements regarding future events (such as our financial
model, the profitability we continue to return to investors, the quality of our earnings, our investments in the business, our focus on innovation and productivity, and our growth and
leadership in the market) and the future financial performance of Cisco that involve risks and uncertainties.  Readers are
cautioned that these forward-looking statements are only
predictions and may differ materially from actual future events or results due to a variety of factors, including: business and economic conditions and growth trends in the networking
industry, our customer markets and various geographic regions;
global economic conditions and uncertainties in the geopolitical environment; overall information technology spending;
Forward-Looking Statements

the growth and evolution of the Internet and levels of capital spending on Internet-based systems; variations in customer
demand for products and services, including sales to the
service provider market and other customer markets; the
return on our investments in certain market adjacencies and
geographical locations; the timing of orders and manufacturing and customer lead times; changes in customer order patterns
or customer mix; insufficient, excess or obsolete inventory;
variability of component costs; variations in sales channels, product costs or mix of products sold; our ability to
successfully acquire businesses and technologies and to
successfully integrate and operate these acquired businesses and technologies; increased competition in our product and
service markets, including the data center; dependence on the introduction and market acceptance of new product offerings
and standards; rapid technological and market change;
manufacturing and sourcing risks; product defects and returns;
litigation involving patents, intellectual property, antitrust, shareholder and other matters, and governmental
investigations; natural catastrophic events; a pandemic or
epidemic; our ability to achieve the benefits anticipated from our

investments in sales and engineering activities; our ability to recruit and retain key personnel; our ability to manage financial risk, and to manage expenses during economic downturns; risks related to the global nature of our operations, including our operations in emerging markets; currency fluctuations and other international factors; changes in provision for income taxes, including changes in tax laws and regulations or adverse
outcomes resulting from examinations of our income tax returns;
potential volatility in operating results; and other factors listed in
Cisco’s most recent reports on Form 10-K and Form 10-Q. The
financial information contained in this video should be read in conjunction with the consolidated financial statements and notes thereto included in Cisco’s most recent reports on Form 10-K and
Form 10-Q, as each may be amended from time to time. Cisco’s results of operations for the three and twelve months ended July
31, 2010 are not necessarily indicative of Cisco’s operating results for any future periods. Any projections in this video are based on limited information currently available to Cisco, which is subject to change. Although any such projections and the factors influencing them will likely change, Cisco will not necessarily update the information, since Cisco will only provide guidance at certain points during the year. Such information speaks only as of the date of this video.

8 For more information on Cisco and Cisco’s financials, please visit: http://investor.cisco.com